EXHIBIT 99.2

CERTIFICATE PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Phillips-Van Heusen Corporation (the "Company") for the fiscal year ended February 1, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Emanuel Chirico, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 7, 2004

By: /s/ Emanuel Chirico

Name: Emanuel Chirico

Executive Vice President and

Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.